UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 18, 1996


             NORTHERN ILLINOIS FINANCIAL CORPORATION
     (Exact name of registrant as specified in its charter)

                 ______________________________

     Illinois                  0-17728                36-6137500
(State or other jurisdiction        (Commission file number)
     (I.R.S. employer
   of incorporation)
identification no.)



          486 West Liberty Street                 60084-2489
             Wauconda, Illinois                   (Zip Code)
           (Address of principal
             executive office)


Registrant's telephone number, include area code:  (708) 487-1818


                         Not Applicable
   (Former name or former address, if changed since last year)



                       Page 1 of ___ pages
         Exhibit Index at sequentially numbered page 4.

Item 5.  Other Events.

     On January 18, 1996, Northern Illinois Financial Corporation, an Illinois corporation ("Northern Illinois") and Premier Financial Services, Inc., a Delaware corporation ("Premier") announced that they had reached an understanding on substantially all material terms to merge their assets and operations into a new financial services organization to be named Grand Premier Financial, Inc., a Delaware corporation ("GPF"), as more fully described in the Press Release filed as Exhibit 99 to this Report. On January 22, 1996,
(i) Northern Illinois, Premier and GPF entered into an Agreement and Plan of Reorganization dated as of January 22, 1996 (the "Merger Agreement"), providing for the merger of Northern Illinois and Premier with and into GPF, and (ii) Northern Illinois and Premier entered into Stock Option Agreements pursuant to which Northern Illinois has granted Premier an option to acquire up to 19.9% of the outstanding shares of the common stock of Northern Illinois, and Premier has granted Northern Illinois an option to acquire up to 19.9% of the outstanding shares of common stock of Premier, subject in each case to the terms and conditions set forth therein. Copies of the Merger Agreement and the Stock Option Agreements are filed as Exhibits to this Report. Consummation of the merger is subject to the receipt of required regulatory and shareholder approvals and the satisfaction of other terms and conditions set forth in the Merger Agreement. Upon consummation of the merger, the separate corporate existence of Northern Illinois and Premier shall terminate.


Item 7(c).  Exhibits.

Exhibit 2 Agreement and Plan of Reorganization among Northern Illinois Financial Corporation, Premier Financial
               Services, Inc., and Grand Premier Financial, Inc.
               dated January 22, 1996.

Exhibit 10.1        Stock Option Agreement, dated January 22,
                    1996, between Northern Illinois Financial
                    Corporation, as issuer, and Premier Financial
                    Services, Inc., as grantee.

Exhibit 10.2        Stock Option Agreement, dated January 22,
                    1996, between Premier Financial Services,
                    Inc., as issuer, and Northern Illinois
                    Financial Corporation, as grantee.

Exhibit 99          Press Release dated January 18, 1996.

                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              Northern Illinois Financial
Corporation,



Dated:  January 24, 1996           By:
____________________________________
                                   Robert W. Hinman, President

                        INDEX TO EXHIBITS


                                                    Sequentially
Exhibit                                             Numbered Page

   2      Agreement and Plan of Reorganization among Northern
          Illinois Financial Corporation, Premier Financial
          Services, Inc., and Grand Premier Financial, Inc.
          dated January 22, 1996
 ....................................................            5


 10.1          Stock Option Agreement, dated January 22, 1996,
               between
          Northern Illinois Financial Corporation, as issuer, and
          Premier Financial Services, Inc., as
grantee............................

 10.2          Stock Option Agreement, dated January 22, 1996,
               between
          Premier Financial Services, Inc., as issuer, and
          Northern Illinois Financial Corporation, as
grantee...................


  99      Press Release dated January 18, 1996
 ...................................